Insightful Investor Growth Fund
                   Supplement to Prospectus dated July 1, 1995

The disclosure under the caption "How to Invest in the Fund" and "How to Redeem an Investment in the Fund" in the Fund's prospectus dated July 1, 1995 is supplemented by the following information. Shareholders should review those portions of the prospectus for a complete discussion regarding purchases and redemptions of fund shares.

Effective March 8, 1996, Star Bank, N.A., 425 Walnut Street, Cincinnati, OH 45202 will serve as Custodian of the Fund's assets and American Data Services, Inc., 24 West Carver St., Huntington, NY 11743 will serve as the Fund's Transfer and Shareholder Service Agent.

Shareholders should direct correspondence and inquiries as follows:

INVESTMENTS

BY MAIL: Initial and subsequent investments should be sent to Insightful Investor Growth Fund, P.O. Box 856, Cincinnati, OH 45264-0856.

BY WIRE: It is necessary to notify the Fund prior to each wire purchase. Wires sent without notifying the Fund will result in a delay of the effective date of your purchase.

Shareholders should instruct their bank to wire funds as follows:

Star Bank, N.A. Cinti/Trust
ABA #0420-0001-3
Attn:  Insightful Investor Growth Fund
DDA # 483897955
Account name (shareholder name)
Shareholder account number

BY COURIER: All investments sent by overnight or other courier services should be sent to Insightful Investor Growth Fund, c/o Star Bank, N.A., 425 Walnut Street, Mutual Fund Custody Dept. M.L. 6118, Cincinnati, OH 45202.

REDEMPTIONS:

DIRECT REDEMPTION: Requests for redemption of fund shares should be mailed to Insightful Investor Growth Fund, 24 West Carver St., Huntington, NY 11743.

TELEPHONE REDEMPTION: If you have completed the Redemption by Telephone portion of the Fund's account application you may redeem shares on any business day the New York Stock Exchange is open by calling the Transfer Agent at 1-800-385-7003 before 4:00 p.m. Eastern time.

All other shareholder account questions should be directed to 1-800-385-7003.

The disclosure under the caption "Management of the Fund" in the Prospectus is revised as follows:

Effective March 8, 1996, Investment Company Administration Corporation ("ICAC") will act as the Fund's Administrative Manager under substantially the same terms and conditions as in the previous management agreement with Southampton Investment Management Company. ICAC and Southampton have the same officers, directors and employees. Under the current arrangement with Southampton, a monthly fee is paid at the annual rate of 0.25% of average net assets or $30,000, whichever is greater. Under the agreement with ICAC, a monthly fee will be paid by the Fund to ICAC at the following annual rate:

Average net assets of each Fund             Fee or fee rate
-------------------------------             ---------------
Under $15 million                           $30,000
$15 to $50 million                          0.20% of average net assets
$50 to $100 million                         0.15% of average net assets
$100 million to $150 million                0.10% of average net assets
Over $150 million                           0.05% of average net assets


March 8, 1996

                         Insightful Investor Growth Fund



The following Financial Highlights have been audited by Tait, Weller & Baker, independent accountants, whose unqualified report covering the periods indicated below is incorporated by reference herein and appears in the annual report to shareholders. This information should be read in conjunction with the financial statements and accompanying notes which appear in the Statement of Additional Information. Further information about the Fund's performance is contained in its annual report to shareholders, which may be obtained without charge by writing or calling the address or telephone number of the Investment Advisor on the Prospectus cover page.

FINANCIAL HIGHLIGHTS
for a capital share outstanding throughout the period
--------------------------------------------------------------------------------
                                                               July 28, 1995*
                                                                   through
                                                              December 31, 1995
--------------------------------------------------------------------------------

Net asset value, beginning of period .............................     $10.00
                                                                       ------
Income from investment operations:
      Net investment income ......................................        .01
      Net realized and unrealized gain on investments ............       1.59
                                                                       ------
Total from investment operations .................................       1.60
                                                                       ------
Less distributions:
      Dividends from net investment income .......................       (.01)
                                                                       ------
Net asset value, end of period ...................................     $11.59
                                                                       ======
Total return .....................................................      15.93%
Ratios/supplemental data:
Net assets, end of period (millions) .............................     $ 2.1
Ratio of expenses to average net assets:
      Before expense reimbursement ...............................       8.13%+
      After expense reimbursement ................................       2.50%+
Ratio of net investment income (loss) to average net assets:
      Before expense reimbursement ...............................      (5.31)%+
      After expense reimbursement ................................       0.32%+
Portfolio turnover rate ..........................................      50.75%



*Commencement of operations.

+Annualized.


March 8, 1996

                         INSIGHTFUL INVESTOR GROWTH FUND

                          175 Great Neck Road, Ste. 307
                              Great Neck, NY 11021
                                 (800) 424-2295

INSIGHTFUL INVESTOR GROWTH FUND (the "Fund") is a mutual fund with the investment objective of seeking growth of capital. The Fund seeks to achieve its objective by investing principally in common stocks. Insightful Management Corporation (the "Advisor") serves as investment advisor to the Fund.

This Prospectus sets forth basic information about the Fund that prospective investors should know before investing. It should be read and retained for future reference. The Fund is a series of Professionally Managed Portfolios. A Statement of Additional Information dated July 1,1995, as may be amended from time to time, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information is available without charge upon written request to the Fund at the address or telephone number given above.

                                TABLE OF CONTENTS


Expense Table..............................................................2
Objective and Investment Approach of the Fund..............................3
Management of the Fund.....................................................7
How To Invest in the Fund..................................................8
How To Redeem an Investment in the Fund...................................11
Distribution and Shareholder Servicing Plan...............................12
Services Available to the Fund's Shareholders.............................13
How the Fund's Per Share Value Is Determined..............................14
Distributions and Taxes...................................................14
General Information.......................................................15


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                          Prospectus dated July 1, 1995

INSIGHTFUL INVESTOR GROWTH FUND (the "Fund") is a diversified series of Professionally Managed Portfolios (the "Trust"), an open-end management investment company offering redeemable shares of beneficial interest. Shares may be purchased at a public offering price which includes a maximum sales charge of 6.25% of the offering price, or less, depending upon the amount invested. The minimum initial investment is $10,000 with subsequent investments of $500 or more ($1,000 and $100, respectively, for retirement plans). The Fund has adopted a plan of distribution under which the Fund will pay the Distributor a fee at an annual rate of up to 0.25% of the Fund's net assets. A long-term shareholder may pay more, directly and indirectly, in sales charges and such fees than the maximum sales charge permitted under the rules of the National Association of Securities Dealers. Shares will be redeemed at net asset value per share.

Although the principals of the Advisor are the editors of the Insightful Investor investment newsletter , and the Advisor, in managing the Fund's portfolio, may use investment approaches and techniques developed in connection with the newsletter, investors should be aware that the securities held by the Fund, the Fund's operating expenses, policies and restrictions, and its investment results will differ from investment techniques, securities and results that may be discussed in the newsletter. Particular securities and investment performance discussed in the newsletter should not be regarded as indicative of the holdings of or investment results to be obtained from an investment in the Fund.

                                  EXPENSE TABLE

Expenses are one of several factors to consider when investing in the Fund. The purpose of the following fee table is to provide an understanding of the various costs and expenses which may be borne directly or indirectly by an investment in the Fund. Actual expenses may be more or less than those shown.

Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchases. . . . . . . . .6.25%
Maximum Sales Load Imposed on Reinvested Dividends . . . None
Deferred Sales Load. . . . .. . ... . . . . . . . . . . .None
Redemption Fees. . . . . . . . . . . . .. . . . . . . . .None
Exchange Fee. . . . . . . . . . . . . . . . . . . . . . .None

Annual Fund Operating Expenses
  (As a percentage of average net assets)

    Investment Advisory Fee                             1.25%

    Fee to Administrative Manager                      *0.25%

    12b-1 Fee                                           0.25%

    Other expenses                                    **0.75%

Total Fund Operating Expenses*                        **2.50%


*The Administrative Manager's fee is the greater of 0.25% of average daily net assets annually or $30,000.

**The Advisor has undertaken to limit the Fund's operating expenses to an amount which will not exceed the most restrictive state expense limitation, which is currently 2.50% annually of average net assets under $30 million.

Example

   This table illustrates the net transaction and operating expenses that would be incurred by an investment in the Fund over different time periods, assuming a $1,000 investment, a 5% annual return, and redemption at the end of each time period.
                                     1 year       3 years

                                      $72          $122

The Example shown above should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. In addition, federal regulations require the Example to assume a 5% annual return, but the Fund's actual return may be higher or lower.
See "Management of the Fund."

                 OBJECTIVE AND INVESTMENT APPROACH OF THE FUND

The investment objective of the Fund is growth of capital. The Fund pursues its objective by investing principally in common stocks and under normal market conditions, at least

65% of the Fund's total assets will be invested in common stocks that the Advisor believes will produce growth of capital. The Fund also may invest in preferred stocks, warrants, convertible debt obligations, and other debt obligations that, in the Advisor's opinion, offer the possibility of capital growth. There is, of course, no assurance that the Fund's objective will be achieved. Because prices of common stocks and other securities fluctuate, the value of an investment in the Fund will vary as the market value of its investment portfolio changes and when shares are redeemed they may be worth more or less than their original cost. The Fund is diversified, which under applicable federal law means that as to 75% of its total assets, no more than 5% may be invested in the securities of a single issuer and that no more than 10% of its total assets may be invested in the voting securities of any such issuer.

Investment Approach. The Advisor's approach to selecting securities with growth potential begins with its identification and selection of a limited number of top- performing investors and investment managers ("major investors") with long-term track records of superior investment performance whose own investments and recommendations, in the Advisor's judgment, present possibilities for growth. The Advisor gains access to such information through publications disseminated by such major investors, through research and on-line services that track purchases and sales of such investors, and through monitoring of publicly available information about securities transactions of such investors, such as governmental regulatory reports.

Once the Advisor has identified a group of growth stocks from its analysis of current holdings and recommendations of such major investors, such stocks are further analyzed by the Adviser to determine which of them would be appropriate for purchase by the Fund. In general, the Advisor looks for companies whose sales and earnings have grown by at least 20% per year for the past three years, with strong positive cash flow from operations and strong balance sheets. The overall goal is to select those growth stocks that are viewed as likely to show strong sales and earnings gains over the next two years and are trading at price/earnings ratios below the overall market.

During those times when stocks cannot be found that meet the Advisor's investment criteria, and for temporary defensive purposes or pending longer-term investment, the Fund may invest any amount of its assets in short-term money market instruments, including securities issued by the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities") or other such instruments rated in the top two grades by Moody's Investors Services ("Moody's") or Standard & Poor's Corporation ("S & P") or, if unrated, instruments deemed to be of comparable quality by the Advisor.

Sales of the Fund's portfolio securities by the Advisor may occur where the Advisor believes, either based on its own analysis or jointly with the assessment of one of the major investors the Advisor follows, that the stock appears fully valued or overvalued based on its growth prospects, that the growth prospects of a particular stock have decreased based on a fundamental change in the company's business, or notwithstanding growth prospects, the stock is viewed negatively by the majority of the major investors the Advisor follows.

Portfolio Turnover. The annual rate of portfolio turnover is not expected to exceed 100%. In general, the Advisor will not consider the rate of portfolio turnover to be a limiting factor in determining when or whether to purchase or sell securities in order to achieve the Fund's objective.

Repurchase Agreements. The Fund may enter into repurchase agreements in order to earn additional income on available cash, or as a defensive investment in periods when the Fund is primarily in short-term securities. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a U.S. Government security (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with banks with assets of $500 million or more that are insured by the Federal Deposit Insurance Corporation and the most creditworthy registered securities dealers pursuant to procedures adopted and regularly reviewed by the Trust's Board of Trustees. The Advisor monitors the creditworthiness of the banks and securities dealers with whom the Fund engages in repurchase transactions, and the Fund will not invest more than 10% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days.

Illiquid and Restricted Securities. The Fund may not invest more than 10% of its net assets in illiquid securities, including (I) securities for which there is no readily available market; (ii) securities the disposition of which would be subject to legal restrictions (so-called "restricted securities"); and
(iii) repurchase agreements having more than seven days to maturity. A considerable period of time may elapse between the Fund's decision to dispose of such securities and the time when the Fund is able to dispose of them, during which time the value of the securities could decline. Restricted securities do not include those which meet the requirements of Rule 144A under the Securities Act of 1933, as amended, and which the Trustees of the Trust have determined to be liquid based on the applicable trading markets.

Foreign Securities. The Fund may invest up to 25% of its total assets in U.S. dollar-denominated securities of foreign issuers, including American Depositary Receipts with respect to securities of foreign issuers. There may be less publicly available information about these issuers than is available about companies in the U.S. and foreign auditing requirements may not be comparable to those in the U.S. In addition, the value of foreign securities may be adversely affected by movements in the exchange rates between foreign currencies and the U.S. dollar, as well as other political and economic developments, including the possibility of expropriation, confiscatory taxation, exchange controls or other foreign governmental restrictions. The Fund may also invest without limit in securities of foreign issuers which are listed and traded on a domestic national securities exchange.

Short Sales. The Fund may engage in short sales of securities. In a short sale, the Fund sells stock which it does not own, making delivery with securities "borrowed" from a broker. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender any dividends or interest which accrue during the period of the loan. In order to borrow the security, the Fund may also have to pay a premium which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

The Fund also must deposit in a segregated account an amount of cash or U.S. Government Securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the Fund must maintain daily the segregated account at such a level that (1) the amount deposited in it plus the amount deposited with the broker as collateral equals the current market value of the securities sold short and (2) the amount deposited in it plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased and the amount of any loss will be increased by any dividends or interest the Fund may be required to pay in connection with the short sale.

The dollar amount of short sales at any one time (not including short sales against-the-box) may not exceed 25% of the net equity of the Fund. The value of securities of any one issuer in which the Fund is short may not exceed the lesser of 2% of the value of the Fund's net assets or 2% of the securities of any class of any issuer.

A short sale is "against-the-box" if at all times when the short position is open the Fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. Such a transaction serves to defer a gain or loss for Federal income tax purposes.

Options Transactions. The Fund may buy call and put options on individual securities, stock indices and index futures and write covered call and put options, and engage in related closing transactions. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at the exercise price at any time during the option period. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at the exercise price at any time during the option period. A covered call option sold by the Fund, which is a call option with respect to which the Fund owns the underlying security, exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security which might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option sold by the Fund exposes the Fund during the term of the option to a decline in the price of the underlying security. A put option sold by the Fund is covered when, among other things, cash or liquid securities are placed in a segregated account with the Fund's custodian to fulfill the obligation undertaken.


To close out a position when writing covered options, the Fund may make a "closing purchase transaction," which involves purchasing an option on the same security with the same exercise price and expiration date as the option which it has previously written on the security. To close out a position as a purchaser of an option, the Fund may make a "closing sale transaction," which involves liquidating the Fund's position by selling the option previously purchased. The Fund will realize a profit or loss from a closing purchase or sale transaction depending upon the difference between the amount paid to purchase an option and the amount received from the sale thereof.

The Fund has adopted certain investment restrictions, which are described fully in the Statement of Additional Information. Like the Fund's investment objective, certain of these restrictions are fundamental and may be changed only by a majority vote of the Fund's outstanding shares.

                             MANAGEMENT OF THE FUND

The Board of Trustees of the Trust establishes the Fund's policies and supervises and reviews the management of the Fund. The Advisor, Insightful Management Corporation, 175 Great Neck Road, Ste. 307, Great Neck, NY 11021, has been in the investment advisory business since 1994. The Advisor is controlled by Mr. Dan Bruce Levine and Mr. Richard Horowitz, who are responsible for management of the Fund's portfolio. While the Advisor has not previously advised a registered investment company, the principals of the Advisor are the former owners and publishers and are the editors of Insightful Investor, an investment newsletter which has utilized investment strategies that the Fund may utilize.

The Advisor provides the Fund with advice on buying and selling securities, manages the investments of the Fund, furnishes the Fund with office space and certain administrative services, and provides most of the personnel needed by the Fund. As compensation, the Fund pays the Advisor a monthly management fee (accrued daily) based upon the average daily net assets of the Fund at the annual rate of 1.25%. This fee is higher than that paid by most investment companies.

Southampton Investment Management Company (the "Manager") acts as the
Fund's Administrative Manager under a Management Agreement. Under that agreement, the Manager prepares various federal and state regulatory filings, reports and returns for the Fund, prepares reports and materials to be supplied to the trustees of the Trust, monitors the activities of the Fund's custodian, transfer agent and accountants, and coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Manager receives an annual fee equal to the greater of 0.25 of 1% of the Fund's average daily net assets or $30,000.

The Fund is responsible for its own operating expenses. The Advisor has undertaken to limit the Fund's operating expenses to an amount which will not exceed the most restrictive state expense limitation, which is currently 2.50% annually of average net assets under $30 million. The Advisor also may reimburse additional amounts to the Fund at any time in order to reduce the Fund's expenses, or to the extent required by applicable securities laws. Any such reductions made by the Advisor in its fees or payments or reimbursement of expenses which are the Fund's obligation may be subject to reimbursement by the Fund.

The Advisor considers a number of factors in determining which brokers or dealers to use for the Fund's portfolio transactions. While these are more fully discussed in the Statement of Additional Information, the factors include, but are not limited to, the reasonableness of commissions, quality of services and execution, and the availability of research which the Advisor may lawfully and appropriately use in its investment management and advisory capacities. Provided the Fund receives prompt execution at competitive prices, the Advisor may also consider the sale of Fund shares as a factor in selecting broker-dealers for the Fund's portfolio transactions.

                            HOW TO INVEST IN THE FUND

The minimum initial investment in the Fund is $10,000. Subsequent investments must be at least $500. Investments in retirement plans may be for an initial minimum of $1,000 and subsequent investments of at least $100. Newcomb & Company (the "Distributor"), acts as Distributor of the Fund's shares. The Distributor may, at its discretion, waive the minimum investment requirements for purchases in conjunction with certain group or periodic plans.

Shares of the Fund are offered continuously for purchase at the public offering price next determined after a purchase order is received. The public offering price is effective for orders received by the Fund or investment dealers prior to the time of the next determination of the Fund's net asset value, and in the case of orders placed with dealers, transmitted promptly to the Transfer Agent. Orders received after the time of the next determination of the Fund's net asset value will be entered at the next calculated public offering price.

The public offering price per share is equal to the net asset value per share, plus a sales charge, which is reduced on purchases involving amounts of $50,000 or more, as set forth in the table below. The reduced sales charges apply to quantity purchases made at one time by (I) an individual, (ii) members of a family (i.e., an individual, spouse and children under age 21), or (iii) a trustee or fiduciary of a single trust estate or a single fiduciary account. In addition, purchases of shares made during a thirteen month period pursuant to a written Letter of Intent are eligible for a reduced sales charge. Reduced sales charges also are applicable to subsequent purchases by a "person," based on the aggregate of the amount being purchased and the value, at offering price, of shares owned at the time of investment.

                                       Sales Charge       Portion
                                            as           of sales
                                      percentage of       charge
                                                 net     retained
                                     offering   asset       by
Amount of Purchase                    price     value     dealers
------------------                   ------     -----     -------
Less than $50,000                     6.25%      6.66%     5.50%
$50,000 but less than $100,000        5.75%      6.10%     5.25%
$100,000 but less than $250,000       5.00%      5.26%     4.75%
$250,000 but less than $500,000       4.00%      4.17%     3.75%
$500,000 but less than $750,000       3.00%      3.09%     2.80%
$750,000 but less than $850,000       2.00%      2.04%     1.85%
$850,000 but less than $1,000,000     1.00%      1.01%     0.90%
Over $1,000,000                       None       None      None

Purchase Orders Placed with Investment Dealers

Dealers who have a sales agreement with the Distributor may place orders for shares of the Fund on behalf of clients at the offering price next determined after receipt of the client's order by calling The Provident Bank, the Transfer Agent, at (800) 424-2295. If the order is placed by the client with the dealer by 4:00 p.m. New York time and forwarded promptly to the transfer agent on any day that the New York Stock Exchange is open for trading, it will be confirmed at the applicable offering price on that day. The dealer is responsible for placing orders promptly with the transfer agent and for forwarding payment within five business days. Dealers must be registered to sell securities in states where sales are to be made.

Purchases sent to the Transfer Agent

Investors may purchase shares by sending an Account Application directly to the Transfer Agent, with payment made either by check or wire.

By Check: For initial investments, an investor should complete the Fund's Account Application (included with this Prospectus). The completed application, together with a check payable to "Insightful Investor Growth Fund," should be mailed to the Fund's Transfer Agent: The Provident Bank, Mutual Fund Services, P.O. Box 14967, Cincinnati, OH 45250-0967.


For subsequent investments, a stub is attached to the account statement sent to shareholders after each transaction. The stub should be detached from the statement and, together with a check payable to "Insightful Investor Growth Fund," mailed to the Provident Bank in the envelope provided at the address indicated above. The investor's account number should be written on the check.

By Wire: For initial investments, before wiring funds, an investor should call the Transfer Agent at (800) 424-2295 to advise the Transfer Agent that an initial investment will be made by wire and to receive an account number. The Transfer Agent will request the investor's name and the dollar amount to be invested and provide an order confirmation number. The investor should then complete the Fund's Account Application (included with this Prospectus), including the date and the order confirmation number on the application. The completed Application should be mailed to the address shown at the top of the completed Account Application. The investor's bank should transmit immediately available funds by wire for purchase of shares, in the investor's name to the Fund's Custodian, as follows:

The Provident Bank
Attn:  Mutual Fund Services
ABA Routing Number:  042-000-424
for further credit to Insightful Investor Growth Fund
Account Number [Name of Shareholder]

For subsequent investments, the investor's bank should wire funds as indicated above. It is not necessary to contact the Transfer Agent prior to making subsequent investments by wire, but it is essential that complete information regarding the investor's account be included in all wire instructions in order to facilitate prompt and accurate handling of investments. Investors may obtain further information from the Transfer Agent about remitting funds in this manner and from their own banks about any fees that may be imposed.

Purchase at Net Asset Value. Shares of the Fund may be purchased at net asset value by officers, Trustees, and full-time employees of the Trust, the Advisor, the Manager, the Distributor and affiliates of such companies, by their family members, by subscribers to Insightful Investor and other publications published by the Advisor and its affiliates, by registered representatives and employees of firms which have sales agreements with the Distributor and by such other persons who are determined by the Board of Trustees to have acquired shares under circumstances not involving any sales expense to the Fund or Distributor.


General. Investors will not be permitted to redeem any shares purchased with an initial investment made by wire until one business day after the completed Account Application is received by the Fund. All investments must be made in U.S. dollars and, to avoid fees and delays, checks should be drawn only on U.S. banks and should not be made by third party check. A charge may be imposed if any check used for investment does not clear. The Fund and the Distributor reserve the right to reject any purchase order in whole or in part.

If an order, together with payment in proper form, is received by the Transfer Agent by the close of trading on the New York Stock Exchange (currently 4:00 p.m., New York City time), Fund shares will be purchased at the offering price determined as of the close of trading on that day. Otherwise, Fund shares will be purchased at the offering price determined as of the close of trading on the New York Stock Exchange on the next business day.

Federal tax law requires that investors provide a certified Taxpayer Identification Number and certain other required certifications upon opening or reopening an account in order to avoid backup withholding of taxes at the rate of 31% on taxable distributions and proceeds of redemptions. See the Fund's Account Application for further information concerning this requirement.

The Fund is not required to issue share certificates. All shares are normally held in non-certificated form registered on the books of the Fund and the Fund's Transfer Agent for the account of the shareholder.

HOW TO REDEEM AN INVESTMENT IN THE FUND

A shareholder has the right to have the Fund redeem all or any portion of his outstanding shares at their current net asset value on each day the New York Stock Exchange is open for trading. The redemption price is the net asset value per share next determined after the shares are validly tendered for redemption.

Direct Redemption. A written request for redemption must be received by the Fund's Transfer Agent in order to constitute a valid tender for redemption. To protect the Fund and its shareholders, a signature guarantee is required for certain transactions, including redemptions. Signature(s) on the redemption request must be guaranteed by an "eligible guarantor institution" as defined in the federal securities laws. these institutions include banks, broker-dealers, credit unions and savings institutions. A broker-dealer guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.
Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. A notary public is not an acceptable guarantor.

Telephone Redemption. Shareholders who complete the Redemption by Telephone portion of the Fund's Account Application may redeem shares on any business day the New York Stock Exchange is open by calling the Fund's Transfer Agent at
(800) 424-2295 before 4:00 p.m. Eastern time. Redemption proceeds will be mailed or wired at the shareholder's direction the next business day to the predesignated account. The minimum amount that may be wired is $1,000 (wire charges, if any, will be deducted from redemption proceeds).

By establishing telephone redemption privileges, a shareholder authorizes the Fund and its Transfer Agent to act upon the instruction of any person by telephone to redeem from the account for which such service has been authorized and transfer the proceeds to the bank account designated in the Authorization. The Fund and the Transfer Agent will use procedures to confirm that redemption instructions received by telephone are genuine, including recording of telephone instructions and requiring a form of personal identification before acting on such instructions. If these normal identification procedures are not followed, the Fund or its agents could be liable for any loss, liability or cost which results from acting upon instructions of a person believed to be a shareholder with respect to the telephone redemption privilege. The Fund may change, modify, or terminate these privileges at any time upon at least 60 days' notice to shareholders.

Shareholders may request telephone redemption privileges after an account is opened; however, the authorization form will require a separate signature guarantee. Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity.

General. Payment of redemption proceeds will be made promptly, but not later than seven days after the receipt of all documents in proper form, including a written redemption order with appropriate signature guarantee in cases where telephone redemption privileges are not being utilized. The Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with the Rules of the Securities and Exchange Commission. In the case of shares purchased by check and redeemed shortly after purchase, the Fund will not mail redemption proceeds until it has been notified that the check used for the purchase has been collected, which may take up to 15 days from the purchase date. To minimize or avoid such delay, investors may purchase shares by certified check or federal funds wire. A redemption may result in recognition of a gain or loss for federal income tax purposes.

Due to the relatively high cost of maintaining smaller accounts, the Fund reserves the right to redeem shares in any account, other than retirement plan or Uniform Gift to Minors Act accounts, if at any time, due to redemptions by the shareholder, the total value of a shareholder's account does not equal at least $10,000. If the Fund determines to make such an involuntary redemption, the shareholder will first be notified that the value of his account is less than $10,000 and will be allowed 30 days to make an additional investment to bring the value of his account to at least $10,000 before the Fund takes any action.

Distribution Agreement. The Distributor is the principal underwriter and distributor of shares of the Fund. The Distributor makes a continuous offering of the Fund's shares and bears the costs and expenses of printing and distributing to selected dealers and prospective investors any copies of any prospectuses, statements of additional information and annual and interim reports of the Fund other than to existing shareholders (after such items have been prepared and set in type by the Fund) which are used in connection with the offering of shares, and the costs and expenses of preparing, printing and distributing any other literature used by the Distributor or furnished by it for use by selected dealers in connection with the offering of the shares for sale to the public. All or a part of the expenses borne by the Distributor may be reimbursed pursuant to the Distribution and Shareholder Servicing Plan discussed below.

Distribution and Shareholder Servicing Plan. The Fund has adopted a Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan") under which the Fund pays the Distributor an amount which is accrued daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets of the Fund. Amounts paid under the Plan by the Fund are paid to the Distributor to reimburse it for costs of the services it provides and the expenses it bears in the distribution of the Fund's shares, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to prospective investors; and preparation, printing and distribution of sales literature and advertising materials. Such fee is paid to the Distributor each year only to the extent of such costs and expenses of the Distributor under the Plan actually incurred in that year, up to 0.25% of the average daily net assets of the Fund for that year. In addition, payments to the Distributor under the Plan reimburse the Distributor for payments it makes to selected dealers and administrators which have entered into Service Agreements with the Distributor of periodic fees for services provided to shareholders of the Fund. The services provided by selected dealers pursuant to the Plan are primarily designed to promote the sale of shares of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Company in servicing such shareholders. The service provided by administrators pursuant to the Plan are designed to provide support services to the Fund and include establishing and maintaining shareholders' accounts and records, processing purchase and redemption transactions, answering routine client inquires regarding the Fund, and providing such other services to the Fund as the Company may reasonably request.

                  SERVICES AVAILABLE TO THE FUND'S SHAREHOLDERS

Retirement Plans. The minimum initial investment for such plans is $1,000, with minimum subsequent investments of $100. The Fund offers a prototype Individual Retirement Account ("IRA") plan and information is available from the Distributor or from your securities dealer with respect to Keogh, Section 403(b) and other retirement plans offered. Investors should consult a tax adviser before establishing any retirement plan.

Check-A-Matic Plan. For the convenience of shareholders, the Fund offers a preauthorized check service under which a check is automatically drawn on the shareholder's personal checking account each month for a predetermined amount (but not less than $250), as if the shareholder had written it himself. Upon receipt of the withdrawn funds, the Fund automatically invests the money in additional shares of the Fund at the current net asset value. Applications for this service are available from the Distributor. There is no charge by the Fund for this service. The Distributor may terminate or modify this privilege at any time, and shareholders may terminate their participation by notifying the Transfer Agent in writing, sufficiently in advance of the next scheduled withdrawal.

Systematic Withdrawal Program. As another convenience, the Fund offers a Systematic Withdrawal Program whereby shareholders may request that a check drawn in a predetermined amount be sent to them each month or calendar quarter. A shareholder's account must have Fund shares with a value of at least $10,000 in order to start a Systematic Withdrawal Program, and the minimum amount that may be withdrawn each month or quarter under the Systematic Withdrawal Program is $100. This Program may be terminated or modified by a shareholder or the Fund at any time without charge or penalty. A withdrawal under the Systematic Withdrawal Program involves a redemption of shares, and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceed the dividends credited to the shareholder's account, the account ultimately may be depleted.

Exchange Privilege

     Shareholders may exchange shares (in amounts of $1,000 or more) of the Fund for shares of RNC Liquid Assets Fund, Inc. ("RNC Fund"), a money market fund not affiliated with the Fund or the Advisor, if such shares are offered in your state of residence. Prior to making such exchange, you should obtain and carefully read the prospectus for the RNC Fund. The exchange privilege does not constitute an offering or recommendation on the part of the Fund or Advisor of an investment in the RNC Fund. For further information, contact the Transfer Agent at 1-800-424-2295.

                  HOW THE FUND'S PER SHARE VALUE IS DETERMINED

The net asset value of a Fund share is determined once daily as of the close of public trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for trading. Net asset value per share is calculated by dividing the value of the Fund's total assets, less its liabilities, by the number of Fund shares outstanding.

Portfolio securities are valued using current market values, if available. Securities for which market quotations are not readily available are valued at fair values as determined in good faith by or under the supervision of the Trust's officers in accordance with methods which are specifically authorized by the Board of Trustees. Short-term obligations with remaining maturities of sixty days or less are valued at amortized cost as reflecting fair value.

                             DISTRIBUTIONS AND TAXES

Dividends and Distributions. Any dividends from net investment income are declared and paid at least annually, typically at the end of the Fund's fiscal year (December 31). Any undistributed net capital gains realized during the 12-month period ended each October 31, as well as any additional undistributed capital gains realized during the Fund's fiscal year, will also be distributed to shareholders on or about December 31 of each year.

Dividends and capital gain distributions (net of any required tax withholding) are automatically reinvested in additional shares of the Fund at the net asset value per share on the reinvestment date unless the shareholder has previously requested in writing to the Transfer Agent that payment be made in cash.

Any dividend or distribution paid by the Fund has the effect of reducing the net asset value per share on the reinvestment date by the amount of the dividend or distribution. Investors should note that a dividend or distribution paid on shares purchased shortly before such dividend or distribution was declared will be subject to income taxes as discussed below even though the dividend or distribution represents, in substance, a partial return of capital to the shareholder.

Taxes. The Fund intends to qualify and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As long as the Fund continues to qualify, and as long as the Fund distributes all of its income each year to the shareholders, the Fund will not be subject to any federal income tax or excise taxes based on net income. The distributions made by the Fund will be taxable to shareholders whether received in shares (through dividend reinvestment) or in cash. Distributions derived from net investment income, including net short-term capital gains, are taxable to shareholders as ordinary income. A portion of these distributions may qualify for the intercorporate dividends-received deduction. Distributions designated as capital gains dividends are taxable as long-term capital gains regardless of the length of time shares of the Fund have been held. Although distributions are generally taxable when received, certain distributions made in January are taxable as if received the prior December. Shareholders will be informed annually of the amount and nature of the Fund's distributions. Additional information about taxes is set forth in the Statement of Additional Information. Shareholders should consult their own advisers concerning federal, state and local tax consequences of investment in the Fund.

                               GENERAL INFORMATION

The Trust. The Trust was organized as a Massachusetts business trust on February 17, 1987. The Agreement and Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest, without par value, which may be issued in any number of series. The Board of Trustees may from time to time issue other series, the assets and liabilities of which will be separate and distinct from any other series. The fiscal year of the Fund ends on December 31.

Shareholder Rights. Shares issued by the Fund have no preemptive, conversion, or subscription rights. Shareholders have equal and exclusive rights as to dividends and distributions as declared by the Fund and to the net assets of the Fund upon liquidation or dissolution. The Fund, as a separate series of the Trust, votes separately on matters affecting only the Fund (e.g., approval of the Management and Advisory Agreements); all series of the Trust vote as a single class on matters affecting all series jointly or the Trust as a whole (e.g., election or removal of Trustees). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees. While the Trust is not required and does not intend to hold annual meetings of shareholders, such meetings may be called by the Trustees in their discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Trust for the purpose of electing or removing Trustees.

Performance Information. From time to time, the Fund may publish its total return in advertisements and communications to investors. Total return information will include the Fund's average annual compounded rate of return over the most recent four calendar quarters and over the period from the Fund's inception of operations. The Fund may also advertise aggregate and average total return information over different periods of time. The Fund's total return will be based upon the value of the shares acquired through a hypothetical $1,000 investment at the beginning of the specified period and the net asset value of such shares at the end of the period, assuming reinvestment of all distributions. Total return figures will reflect all recurring charges against Fund income. Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's total return for any prior period should not be considered as a representation of what an investor's total return may be in any future period.

Shareholder Inquiries. Shareholder inquiries should be directed to the Transfer Agent at (800) 424-2295.

Advisor
Insightful Management Corporation
175 Great Neck Rd., Suite 307
Great Neck, NY 11021


Distributor
Newcomb & Company
Six New England Executive Park
Burlington, MA 01803

Custodian and Transfer Agent
The Provident Bank
P.O. Box 14967
Cincinnati, Ohio 45250-0967
(800) 424-2295

Auditors
Tait, Weller & Baker
Two Penn Center Plaza
Philadelphia, PA 19102

Legal Counsel
Heller, Ehrman, White & McAuliffe
333 Bush Street
San Francisco, CA 94104